SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) December 4, 2001







                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)







         Pennsylvania                    0-22316               23-2731409
-------------------------------      ----------------        ----------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)



420 S. York Road, Hatboro, Pennsylvania                           19040
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      --------------

Items 1-8.  None

Item 9.  Regulation FD Disclosure

On December 4 and 5, 2001, the Company is delivering a presentation including a slide show to interested parties outlining the Company's business strategies and an overview of the Company's historical and financial results.

While the Company believes that all information presented was previously disclosed, the Company wishes to share the exact presentation that was used in these discussions. The presentation is available from:


Penn-America Group, Inc.
420 S. York Road
Hatboro, PA  19040
Attn:  Stacey Manzo
(215) 443-3600

or from the Company's website:  www.penn-america.com

The information provided is being furnished solely for purposes of satisfying Regulation FD and is not to be deemed an admission of materiality, nor is it being filed for purposes of Section 18 of the Exchange Act.


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PENN-AMERICA GROUP, INC.



Date:  December 4, 2001
                                                  BY:  /s/ Garland P. Pezzuolo
                                                       -------------------------
                                                  Garland P. Pezzuolo
                                                  (Vice President, Secretary and
                                                  General Counsel)